UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 5, 2007

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51786	87-0722777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Northwest Boulevard, Suite 202

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 676-8321

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 5, 2007, NightHawk Radiology Holdings, Inc. completed the acquisition of The Radlinx Group, Ltd., a privately held radiology services company (“Radlinx”). This transaction was originally reported on a Current Report on Form 8-K filed on April 9, 2007. This Amendment is being filed to amend Item 9.01 thereto to provide certain required financial information relating to the Radlinx acquisition.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The required financial statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The required pro forma financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
23.1	Consent of BDO Seidman, LLP, Independent Auditors

99.1	Audited Financial Statements of The Radlinx Group, LTD. for the years ended December 31, 2006, 2005 and 2004

99.2	Unaudited Financial Statements of The Radlinx Group, LTD. for the three month periods ended March 31, 2007 and 2006

99.3	Pro Forma Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2007

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

By:	/s/ Paul E. Cartee
Paul E. Cartee
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of BDO Seidman, LLP, Independent Auditors

99.1	Audited Financial Statements of The Radlinx Group, LTD. for the years ended December 31, 2006, 2005 and 2004

99.2	Unaudited Financial Statements of The Radlinx Group, LTD. for the three month periods ended March 31, 2007 and 2006

99.3	Pro Forma Financial Statements